BIOTIME, INC.
                                935 Pardee Street
                               Berkeley, CA 94710
                      Tel: 510-845-9535 o Fax: 510-845-7914


                                               July 29, 1999

Sheldon M. Wecker, Ph.D., Director
Hospital Products Division
Abbott Laboratories, D-977, AP30
200 Abbott Park Road
Abbott Park, IL  60064-3537

Dear Mr. Wecker:

         This is to confirm in writing a modification of Article 8 of our Exclusive License Agreement, dated April 23, 1997 (the "Agreement"), as follows.

The caption, first sentence and table portion of Article 8(a) of the agreement is hereby deleted and replaced with the following:

         (a) Minimum Amounts. Abbott agrees to the establishment of the following minimum Product sales targets in the Territory for each twelve month period, commencing on and after October 1, 2000, subject to Abbott's option not to market the Product as provided in 8(b) below.


[Confidential Information has been omitted and filed separately with the Securities and Exchange Commission]


         All other terms and conditions of the Agreement remain in full force and effect. If this modification is acceptable, each party shall so signify by having an authorized officer counter sign this letter in the place provided below. Thank you.


                                               Very truly yours,


                                               /s/Ronald S. Barkin
                                               --------------------
                                               President and COO

ABBOTT LABORATORIES
July 29, 1999
Page 2



ACCEPTED AND AGREED:

Abbott Laboratories                                           BioTime, Inc.


By:    /s/Richard A. Gonzalez                  By:    /s/Ronald S. Barkin
       -----------------------------                  -------------------------
Title: President HPD                        Title:    President
       ---------------------------                    -------------------------
D
ate:  August 3, 1999                         Date:    July 29, 1999